UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ULTIMUS MANAGERS TRUST

(Name of Registrant as Specified in Its Charter)

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Blue Current Global Dividend Fund
A Series of Ultimus Managers Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

April 1, 2025

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (the “Shareholder Meeting”) of Blue Current Global Dividend Fund (the “Fund”), a series of Ultimus Mangers Trust (the “Trust”). The Shareholder Meeting will be held at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on May 15, 2025, at 11:00 a.m., Eastern time. At the Shareholder Meeting, you will be asked to vote on the following important proposal (the “Proposal”):

●	Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and SCS Capital Management LLC.

This Proxy Statement contains information about the Proposal and the materials to use when voting by mail, telephone, or through the Internet.

The Board of Trustees of the Trust has reviewed this matter carefully and unanimously recommends that you vote “FOR” the Proposal.

The enclosed Q&A is provided to assist you in understanding the Proposal. The Proposal is described in greater detail in the Proxy Statement.

Please read the enclosed materials and cast your vote by mail using the enclosed proxy card, by telephone or via the Internet. Your vote is extremely important, no matter how large or small your holdings may be.

If you have any questions regarding the Proposal or need voting assistance, please contact Okapi Partners LLC, our proxy solicitor, toll-free at (888) 785-6617. Representatives are available Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern Time.

Thank you for your time in considering this important Proposal and for your continuing investment and support of the Blue Current Global Dividend Fund.

Sincerely,

Todd E. Heim

President and Principal Executive Officer

Ultimus Managers Trust

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting Blue Current Global Dividend Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”), that require a shareholder vote.

Q. Why am I receiving this proxy statement?

A. Edge Capital Group, LLC (“Edge Capital”) previously served as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Prior Advisory Agreement”) between the Trust, on behalf of the Fund, and Edge Capital dated September 8, 2023.

On January 15, 2025, Focus Financial Partners Inc. (“Focus”), the parent company of Edge Capital, announced an internal asset transfer that would result in the transfer of Edge Capital’s assets and liabilities to another wholly owned subsidiary of Focus, SCS Capital Management LLC (“SCS” or the “New Adviser”) (the “Transaction”), on February 1, 2025 (the “Closing Date”). As part of the Transaction, the Prior Advisory Agreement terminated as of the Closing Date.

In connection with the Transaction, shareholders are being asked to approve a new investment advisory agreement between the New Adviser and the Trust, on behalf of the Fund (the “New Advisory Agreement”), on substantially the same terms as the Prior Advisory Agreement, which will become effective upon its approval by the Fund’s shareholders. A copy of the form of New Advisory Agreement is included as Exhibit A to this Proxy Statement. The material terms of the New Advisory Agreement are described below.

At a meeting held on March 3, 2025 (the “March Meeting”), the Board of Trustees (the “Board”), including a majority of the trustees who are not “interested persons” of the Trust (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), voted to approve, and to recommend that shareholders approve, the New Advisory Agreement.

Pending shareholder approval of the New Advisory Agreement, SCS currently acts as the investment adviser to the Fund pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) between the Trust and the New Adviser pursuant to Rule 15a-4 under the 1940 Act, which was approved by the Board at a meeting held on January 31, 2025 (the “January Meeting”), and took effect on the Closing Date. The Interim Advisory Agreement will terminate upon the first to occur of the approval of the New Advisory Agreement by shareholders or 150 days after the Closing Date, unless sooner terminated by the Board or the New Adviser.

The Board unanimously recommends that you vote FOR the approval of the New Advisory Agreement.

Q. Why is the New Advisory Agreement being voted on?

A. Under the 1940 Act, a fund’s shareholders must approve any new investment advisory agreement for the fund. Because the Prior Advisory Agreement was terminated in connection with the Transaction, the Fund’s shareholders must approve the New Advisory Agreement in order for the New Adviser to continue to serve as investment adviser to the Fund upon the termination of the Interim Advisory Agreement (which does not require shareholder approval). At the March Meeting, the Board considered and approved the calling of a special meeting of shareholders (“Shareholder Meeting”) and the solicitation of proxies for shareholders of the Fund to consider and vote on approval of the New Advisory Agreement.

Q. Did the Fund’s Adviser change in connection with the Transaction?

A. Yes. Edge Capital, a wholly owned subsidiary of Focus, underwent an internal asset transfer that resulted in the transfer of Edge Capital’s assets and liabilities to SCS, another wholly owned subsidiary of Focus, and no longer serves as the Fund’s investment adviser. As previously noted, the Prior Advisory Agreement was terminated in connection with the Transaction. Under the Interim Advisory Agreement, SCS serves as the investment adviser. SCS is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The New Adviser’s principal business address is 888 Boylston Street, Suite 1010, Boston, MA 02199. As of February 1, 2025, the New Adviser managed and advised on more than $30 billion in assets.

Q. How will the Transaction and the New Advisory Agreement affect the Fund?

A. The New Advisory Agreement contains substantially similar terms and conditions, and an identical fee structure as the Prior Advisory Agreement, as discussed in more detail in the enclosed Proxy Statement. In addition, there was not any change in the personnel currently responsible for the day-to-day management of the Fund as a result of the Transaction nor are there expected to be any changes to the Fund’s portfolio managers upon the approval of the New Advisory Agreement. In conjunction with the Transaction, SCS entered into an interim expense limitation agreement with the Trust, on behalf of the Fund, under which the New Adviser contractually agreed to maintain the current expense limitation on the Fund’s share class until the earlier of 150 days after the closing of the Transaction, the termination of the Interim Advisory Agreement pursuant to its terms or the New Advisory Agreement is approved by shareholders of the Fund and becomes effective.

Q. Will the investment advisory fee rates and the expense limitation on the Fund’s share class be the same upon approval of the New Advisory Agreement?

A. Yes. The investment advisory fee rate applicable to the Fund under the New Advisory Agreement will be the same as under the Prior Advisory Agreement and the Interim Advisory Agreement. At the March Meeting, the Board approved a new expense limitation agreement (the “New Expense Limitation Agreement”) between the Trust, on behalf of the Fund, and the New Adviser, which would take effect upon the effective date of the New Advisory Agreement, assuming approval of the New Advisory Agreement by the shareholders of the Fund at the Shareholder Meeting. Pursuant to the New Expense Limitation Agreement, the New Adviser has contractually agreed to maintain the current expense limitation on the Fund’s share class through January 1, 2026.

Q. Will the investment strategy of the Fund change under the New Advisory Agreement?

A. No. SCS will continue to manage the Fund using the same investment objective and principal investment strategies that were used by Edge Capital in managing the Fund prior to the Transaction. The Transaction did not result in any changes in investment objective or principal investment strategies of the Fund.

Q. Will the portfolio managers of the Fund change under the New Advisory Agreement?

A. No. Dennis Sabo and Harry Jones were the portfolio managers for the Fund under the Prior Advisory Agreement and are also the portfolio managers under the Interim Advisory Agreement and will be the portfolio managers of the Fund under the New Advisory Agreement. Messrs. Sabo and Jones have served as the Fund’s portfolio managers since the Fund’s inception in September 2014.

Q. What will happen until such time as the shareholders vote to approve the New Advisory Agreement at the Shareholder Meeting?

A. Rule 15a-4 under the 1940 Act permits the Trust’s Board to appoint an investment adviser on an interim basis without shareholders’ prior approval if the interim adviser agrees to provide services on substantially the same terms as the prior adviser under the prior advisory agreement. An adviser may act on such an interim basis for a period of up to 150 days.

At the January Meeting, the Board, including a majority of the Independent Trustees, voted to approve the Interim Advisory Agreement with SCS. The terms of the Interim Advisory Agreement are substantially the same as those of the Prior Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. The Interim Advisory Agreement took effect on the Closing Date of the Transaction.

Under the Interim Advisory Agreement, SCS serves as the interim adviser to the Fund. Dennis Sabo and Harry Jones continue to serve as portfolio managers of the Fund. The Interim Advisory Agreement was not required to be approved by the shareholders of the Fund and will continue in effect for 150 days following the effective date of the Interim Advisory Agreement (i.e., the Closing Date), unless terminated sooner by the Board or SCS, or until the New Advisory Agreement is approved by the shareholders of the Fund.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A. SCS will provide investment management services to the Fund for up to 150 days following the effective date of the Interim Advisory Agreement (i.e., the Closing Date).

If the New Advisory Agreement is not approved by the Fund’s shareholders within that 150-day period, the New Adviser will no longer provide advisory services to the Fund, unless an extension is permitted by a rule or interpretive position of the staff of the SEC.

If the New Advisory Agreement is not approved within the 150-day period, the Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, which may include (without limitation) the recommendation of one or more other advisers, subject to approval by Fund shareholders, or the liquidation of the Fund.

Q. How does the Trust’s Board recommend that I vote?

A. The Trust’s Board unanimously recommends that you vote FOR the New Advisory Agreement. The reasons for the Board’s recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation of the Proposal.”

Q. Do I have to participate in the Shareholder Meeting in order to vote my shares of the Fund?

A. No. You can simply mail in the enclosed proxy card or use the telephone or Internet procedures for voting your shares of the Fund as set forth below.

Q. What is the deadline for submitting my vote?

A. We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposal. Unless you participate in the Shareholder Meeting to vote, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by 11:59 p.m., Eastern time, on May 14, 2025.

Q. How can I vote my shares?

A. You may choose from one of the following options, as described in more detail on the enclosed proxy card:

●	By mail, using the enclosed proxy card and return envelope;

●	By telephone, using the toll-free number on the enclosed proxy card;

●	Through the Internet, using the website address on the enclosed proxy card; or

●	By participating in the Shareholder Meeting.

Q. Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A. Please contact our proxy solicitor, Okapi Partners LLC, toll-free, at (888) 785-6617. Representatives are available Monday through Friday from 9:00 a.m. to 9:00 p.m. Eastern Time.

Blue Current Global Dividend Fund
A Series of Ultimus Managers Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450

Cincinnati, Oh 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Shareholder Meeting”) of Blue Current Global Dividend Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”), will be held at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on May 15, 2025, at 11:00 a.m., Eastern time, for the purpose of voting on the following proposal and to transact such other business, if any, as may properly come before the Shareholder Meeting:

Proposal 1: Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and SCS Capital Management LLC.

The Trust’s Board of Trustees unanimously recommends that shareholders vote FOR the proposal (the “Proposal”).

Holders of record of shares of the Fund at the close of business on March 18, 2025, are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to the Proposal. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote. The shareholders of the Fund will vote together as a single class on the Proposal.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are present at or represented at the Shareholder Meeting by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of any such adjournment and will vote those proxies required to be voted AGAINST the Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees,

Karen Jacoppo-Wood, Esq.
Secretary

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to participate in the Shareholder Meeting and vote your shares at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on May 15, 2025. This Proxy Statement is available on the Internet at www.OkapiVote.com/BlueCurrent.

TABLE OF CONTENTS

Proposal 1 - Approval of New Investment Advisory Agreement	3
Board Approval and Recommendation of the Proposal	8
Additional Information	11
Exhibit A – Form of New Investment Advisory Agreement	A-1
Exhibit B – Form of New Expense Limitation Agreement	B-1
Exhibit C – Form of Proxy Card	C-1

Blue Current Global Dividend Fund
A Series of Ultimus Managers Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Shareholder Meeting”) of Blue Current Global Dividend Fund (the “Fund”) to be held at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on May, 15, 2025 at 11:00 a.m. Eastern time. The Trust is an open-end management investment company, organized as an unincorporated Ohio business trust, and the Fund is a series of the Trust. As used in this Proxy Statement, the Fund’s shares are referred to as “Shares.”

In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Financial Statements, primarily via the Internet. The notice containing instructions on how to access our proxy materials (the “Proxy Notice”) is first being mailed on or about April, 1 2025 to all shareholders entitled to vote at the Shareholder Meeting. Shareholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Proxy Notice. Proxies may also be solicited by telephone, email, facsimile, Internet or personal interview.

The cost of preparing, printing, assembling, mailing and distributing this Proxy Statement and related proxy materials, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be paid by Edge Capital Group, LLC (“Edge Capital”) and Focus Financial Partners, LLC (“Focus”).

The Board has fixed the close of business on March 18, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were [●] issued and outstanding Shares of the Fund.

Annual and Semi-Annual Reports. Copies of the Fund’s most recent annual and semi-annual shareholder reports, including financial statements, have previously been provided to shareholders. The Trust will promptly furnish to any shareholder upon request, without charge, a copy of the Fund’s most recent annual shareholder report and succeeding semi-annual shareholder report. These documents may be obtained by writing to Blue Current Global Dividend Fund, c/o Ultimus Fund Solutions, LLC. 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling toll-free:1-800-514-3583. The Fund’s annual and semi-annual shareholder reports are also available, free of charge, at www.bluecurrentfunds.com.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY STATEMENT FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 15, 2025. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT www.OkapiVote.com/BlueCurrent.

A proxy card is enclosed with respect to the Shares you own in the Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to participate in the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope or vote by telephone or the Internet as described on the proxy card.

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The following table summarizes the proposal to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to the proposal. The shareholders of the Fund will vote together as a single class on the proposal.

Proposal		Shareholders Solicited
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and SCS Capital Management LLC	All shareholders of the Fund as of the Record Date

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by participating in and voting at the Shareholder Meeting.

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PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Trust’s Board unanimously recommends that shareholders of the Fund vote FOR the approval of the new investment advisory agreement between the Trust, on behalf of the Fund, and SCS Capital Management LLC (“SCS” or the “New Adviser”).

At the Shareholder Meeting, shareholders of the Fund will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and SCS. The New Advisory Agreement, which was approved by the Board at a meeting held on March 3, 2025 (the “March Meeting”), contains substantially similar terms with respect to the services to be provided by SCS and a fee structure that is identical to the fee structure under the prior investment advisory agreement (the “Prior Advisory Agreement”) between the Trust, on behalf of the Fund, and Edge Capital. As discussed more fully below, approval of the New Advisory Agreement is necessary due to the termination of the Prior Advisory Agreement in connection with an internal asset transfer involving Edge Capital that resulted in the transfer of its assets and liabilities to SCS.

Background

On January 15, 2025, Focus, the parent company of Edge Capital, announced an internal asset transfer that would result in the transfer of Edge Capital’s assets and liabilities to SCS, another wholly owned subsidiary of Focus (the “Transaction”), on February 1, 2025 (the “Closing Date”). As part of the Transaction, the Prior Advisory Agreement between Trust, on behalf of the Fund, and Edge Capital terminated on the Closing Date.

SCS is a full-service financial institution that offers high net worth families and institutional investors asset management and advisory strategies. As of February 1, 2025, SCS managed and advised on more than $30 billion in assets.

In connection with the Transaction, SCS acquired and assumed all of the assets and liabilities of Edge Capital. As a result of the Transaction, the portfolio managers and investment team formerly at Edge Capital are now employees of SCS and will continue to provide the same services to the Fund, with access to SCS’s additional investment management and research resources. SCS continues to manage the Fund using the same investment objective and principal investment strategies. The Transaction did not result in any changes in the investment objective or principal investment strategies of the Fund, nor will it result in any change to the services (including the advisory services) provided to the Fund or to its fees and expenses. The Fund did not bear any of the costs relating to the Transaction.

As previously noted, the Fund’s Prior Advisory Agreement terminated on the Closing Date concurrently with the closing of the Transaction. At the March Meeting, the Board, including those Trustees who are not “interested persons”, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), voted to approve, and to recommend that the Fund’s shareholders approve the New Advisory Agreement. The Prior Advisory Agreement was dated September 8, 2023 and was last approved by shareholders on September 8, 2023. In anticipation of the closing of the Transaction, the Board approved the New Advisory Agreement for the Fund, subject to approval by the Fund’s shareholders.

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Pending shareholder approval of the New Advisory Agreement, at a meeting held on January 31, 2025 (the “January Meeting”), the Board approved an interim advisory agreement (the “Interim Advisory Agreement”) between the Trust, on behalf of the Fund, and the New Adviser pursuant to Rule 15a-4 under the 1940 Act. The effective date of the Interim Advisory Agreement was the Closing Date. The Interim Advisory Agreement was not required to be approved by the shareholders of the Fund and allows the New Adviser to manage the Fund for up to 150 days after the effective date of the Interim Advisory Agreement. The Interim Advisory Agreement will terminate upon the first to occur of: (1) the approval of the New Advisory Agreement by shareholders or (2) 150 days after the Closing Date, unless sooner terminated by the Board or the New Adviser. In conjunction with the Transaction, SCS entered into an interim expense limitation agreement with the Trust, on behalf of the Fund, under which the New Adviser contractually agreed to maintain the current expense limitation on the Fund’s share class until the earlier of 150 days after the closing of the Transaction, the termination of the Interim Advisory Agreement pursuant to its terms or the New Advisory Agreement is approved by shareholders of the Fund and becomes effective. At the March Meeting, the Board also approved a new expense limitation agreement (the “New Expense Limitation Agreement”) between the Trust, on behalf of the Fund, and the New Adviser, which will take effect upon the effective date of the New Advisory Agreement, assuming approval of the New Advisory Agreement by the shareholders of the Fund at the Special Meeting.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the Prior Advisory Agreement with respect to the services to be provided by SCS, and the New Advisory Agreement has a fee structure identical to the Prior Advisory Agreement. The material terms of the New Advisory Agreement and Prior Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Prior Advisory Agreement.”

The form of the New Expense Limitation Agreement is attached hereto as Exhibit B. The terms of the New Expense Limitation Agreement are substantially similar to the terms of the expense limitation agreement (the “Prior Expense Limitation Agreement”) between the Trust, on behalf of the Fund, and Edge Capital that was in effect prior to the Closing Date. Under the New Expense Limitation Agreement, the New Adviser has contractually agreed until January 1, 2026 to maintain the same expense limitation on the Fund’s share class that was in effect under the Prior Expense Limitation Agreement. The material terms of the New Expense Limitation Agreement and Prior Expense Limitation Agreement are compared below in “Summary of the New Expense Limitation Agreement and Prior Expense Limitation Agreement.”

Compensation Paid to the New Adviser

Under the New Advisory Agreement, the New Adviser will be entitled to receive an annual management fee equal to 0.99% of the Fund’s average daily net assets. The management fee is identical to the management fee payable under the Prior Advisory Agreement. For the twelve months ended August 31, 2024, the Fund paid Edge Capital $371,077 in advisory fees pursuant to the Prior Advisory Agreement.

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Summary of the New Advisory Agreement and Prior Advisory Agreement

A copy of the form of New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. Under the New Advisory Agreement, the New Adviser will provide investment advisory services to the Fund under the same fee that the Fund was obligated to pay under the Prior Advisory Agreement (and under the Interim Advisory Agreement) and under other terms that are substantially similar to the Prior Advisory Agreement, except as otherwise noted below.

Advisory Services. Both the New Advisory Agreement and Prior Advisory Agreement state that, subject to the supervision of the Board and officers of the Trust, the Fund’s adviser will invest and reinvest the assets of the Fund in compliance with (i) such policies as the Board may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in the Fund’s prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.

Management Fees. The New Advisory Agreement and the Prior Advisory Agreement contain an identical fee structure as described above under “Compensation Paid to the New Adviser.”

Duration and Termination. The New Advisory Agreement, like the Prior Advisory Agreement, will become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund and will remain in effect for an initial period (one (1) year in the case of the New Advisory Agreement and two (2) years in the case of the Prior Advisory Agreement), and from year to year thereafter provided such continuance is approved at least annually by the Board (including the vote of a majority of the Independent Trustees) at a meeting called for the purpose of voting on such approval. Both the New Advisory Agreement and the Prior Advisory Agreement may be terminated by the Trust on behalf of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, at any time, and without payment of any penalty, upon sixty (60) days’ written notice. In addition, both the New Advisory Agreement and the Prior Advisory Agreement will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act. The Prior Advisory Agreement and the New Advisory Agreement may be terminated by the New Adviser, at any time and without payment of any penalty, upon sixty (60) days’ written notice to the Trust and the Fund.

Limitation on Liability. The New Advisory Agreement contains provisions identical to the Prior Advisory Agreement related to liability, providing that the New Adviser will be liable for a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from its willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under the New Advisory Agreement.

Summary of the New Expense Limitation Agreement and Prior Expense Limitation Agreement

A copy of the form of New Expense Limitation Agreement is attached to this Proxy Statement as Exhibit B. The following description is only a summary. You should refer to Exhibit B for the New Expense Limitation Agreement, and the description set forth in this Proxy Statement of the New Expense Limitation Agreement is qualified in its entirety by reference to Exhibit B.

At the March Meeting, the Board unanimously approved the New Expense Limitation Agreement. The New Expense Limitation Agreement will become effective upon the effective date of the New Advisory Agreement. The terms of the New Expense Limitation Agreement are the same as the Prior Expense Limitation Agreement in all material respects except for the effective date, termination date and clarification that management fee waivers and expense reimbursements incurred under the interim expense limitation agreement (the “Interim Expense Limitation Agreement”) between the Adviser and the Trust, on behalf of the Fund, if applicable, are also reimbursable to the Adviser under the New Expense Limitation Agreement. The Prior Expense Limitation Agreement expired on the Closing Date. Under the New Expense Limitation Agreement, the Adviser has agreed to reduce the advisory fee and reimburse Fund expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, acquired fund fees and expenses, and extraordinary expenses such as litigation and

5

merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the average daily net assets of the Institutional Class shares (the only class of shares currently being offered), until January 1, 2026. Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund, for a period of three years after the date that such fees and expenses were incurred, provided that the repayments do not cause the Fund’s Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. The New Expense Limitation Agreement continues in effect until January 1, 2026 and from year to year thereafter provided each such continuance is approved by a majority of the Independent Trustees. Notwithstanding the foregoing, the New Expense Limitation Agreement may be terminated by the Board or the New Adviser, without payment of any penalty, upon written notice at least ninety (90) days prior to the end of the then-current term of the New Expense Limitation Agreement to the other party to the Agreement. The New Expense Limitation Agreement will terminate automatically if the New Advisory Agreement is terminated.

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Interim Advisory Agreement and Interim Expense Limitation Agreement

Because the Shareholder Meeting did not occur before the closing of the Transaction, at the January Meeting, the Board approved the Interim Advisory Agreement that took effect upon the closing of the Transaction in order to avoid disruption of the Fund’s investment management program. The Interim Advisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement, subject to certain conditions. The terms of the Interim Advisory Agreement are substantially the same as those of the Prior Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. Additionally, the fees to be charged under the Interim Advisory Agreement are identical to the fees charged under the Prior Advisory Agreement (and to be charged under the New Advisory Agreement), however, any fees accrued under the Interim Advisory Agreement will be held in escrow until the earlier of shareholder approval of the New Advisory Agreement being obtained or 150 days after the Closing Date.

The Interim Advisory Agreement with the New Adviser became effective upon the Closing Date. If the New Advisory Agreement for the Fund is not approved within 150 days of the effective date of the Interim Advisory Agreement (i.e., the Closing Date), the New Adviser will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the SEC. The Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

In conjunction with the Transaction, SCS entered into an interim expense limitation agreement with the Trust, on behalf of the Fund, under which the New Adviser contractually agreed to maintain the expense limitation on the Fund’s share class that was in effect immediately before the Transaction until the earlier of 150 days after the closing of the Transaction, the termination of the Interim Advisory Agreement pursuant to its terms or the New Advisory Agreement is approved by shareholders of the Fund and becomes effective.

The Interim Advisory Agreement and Interim Expense Limitation Agreement will each terminate upon approval of the New Advisory Agreement by shareholders.

Information about the New Adviser

SCS is a wholly owned subsidiary of Focus and is registered with the SEC under the Investment Advisers Act of 1940, as amended. The New Adviser’s principal business address is 888 Boylston Street, Suite 1010, Boston, MA 02199. As of February 1, 2025, SCS managed and advised on more than $30 billion in assets.

The following table sets forth the name, position and principal occupation of each executive officer and each director of SCS and their current positions with the Trust, if any. Unless otherwise indicated, each individual’s address is c/o SCS Capital Management LLC, 888 Boylston Street, Suite 1010, Boston, MA 02199:

Name	Principal Occupation with SCS	Position with Trust
Anthony J. Abbiati	Chief Executive Officer	None
Marcelo A. Vedovatto	Chief Operating Officer	None
Mellisa M. Schneberger	Chief Talent Officer	None
Colin T. Campbell	Chief Financial Officer, Chief Compliance Officer	None
Bradley L. MacDonald	Chief Investment Officer	None
William Skeean	President	None

SCS is owned by Focus Operating, LLC and Focus SCS Holdings, Inc. Focus SCS Holdings, Inc. is wholly owned by Focus Operating, LLC which is wholly owned by Focus Financial Partners LLC. Focus Financial Partners LLC in turn is wholly owned by Focus Financial Partners Inc. Focus Financial Partners Inc. is owned by Ferdinand FFP Acquisition, LLC and Ferdinand FFP Ultimate Holdings, LLP. Ferdinand FFP Acquisition, LLC is wholly owned by Ferdinand Intermediate

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Holdings, LLC which in turn is wholly owned by Ferdinand FFP Parent, Inc. Ferdinand FFP Parent, Inc. is wholly owned by Ferdinand FFP Ultimate Holdings, LP. Ferdinand FFP Ultimate Holdings, LP is wholly owned by CD&R Ferdinand Holdings, L.P. CD&R Ferdinand Holdings, L.P. in turn is owned by CD&R Ferdinand Co-Investor, L.P. and Clayton, Dubilier, & Rice Fund XII, L.P.

Section 15(f) of the 1940 Act

Edge Capital and SCS intend for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the two conditions set forth below are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor advisor), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Edge Capital has informed the Board that the Transaction relies on the safe harbor provided by Section 15(f) of the 1940 Act and therefore, no “unfair burden” will be imposed on the Fund as a result of the Transaction. In addition, the New Adviser has committed that the Fund will not bear the burden of expenses relating to the Transaction, including the costs of this Proxy Statement or the related proxy solicitation.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, 100% of the Trustees on the Board are classified as Independent Trustees (i.e., not interested persons of the Trust). In order to meet this condition, the New Adviser will use its reasonable best efforts to ensure that the Trust’s Board maintains a sufficient number of independent persons.

BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSAL

The Board, including the Independent Trustees voting separately, approved the entering into of the New Advisory Agreement between the Trust, on behalf of the Fund, and SCS, subject to the Funds’ shareholders approving the New Advisory Agreement.

At meetings held on January 28, January 31 and March 3, 2025 (the “Meetings”), the Board of the Fund met and considered the Transaction. The Board was advised that the Transaction constituted a change of control under the 1940 Act that resulted in the termination of the Prior Advisory Agreement. At these Meetings, which included meetings of the full Board and separate meetings of the Independent Trustees, the Board or the Independent Trustees, as the case may be, considered, among other things, whether it would be in the best interests of the Fund and its shareholders to approve the New Advisory Agreement. To assist the Board in its consideration of the New Advisory Agreement, and the anticipated impacts of the Transaction on the Fund and its shareholders, prior to the Meetings, SCS and Edge Capital provided information to the Board, including responses to letters sent by the counsel to the Independent Trustees, on their behalf, requesting various information relevant to the Independent Trustees’ consideration of the Transaction and the New Advisory Agreement. Before or during the Meetings, the Board sought additional information as they deemed necessary and appropriate. Additionally, representatives from SCS and Edge Capital made presentations to, and responded to questions from, the Board at the Meetings.

The Board’s evaluation of the New Advisory Agreement reflected the information provided specifically in connection with its review of the New Advisory Agreement, as well as, where relevant, information that was previously furnished to the Board in connection with its approval of the Prior Advisory Agreement at meetings held on May 31 and April 21, 2023 and at other Board meetings throughout the prior year. Among other things, the Trustees considered: (1) representations by SCS regarding the reputation, experience, financial strength and resources of SCS; (2) that SCS and Edge Capital informed the Board that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services; (3) that SCS informed the Board that the current portfolio managers of the Fund are expected to continue to act as

8

portfolio managers of the Fund as SCS employees under the New Advisory Agreement, managing the Fund using the same investment approach under which the Fund is currently managed, and the Board considered the historical performance of the Fund under such investment approach; (4) that the Fund’s contractual advisory fee rate will remain the same and will not increase under the New Advisory Agreement; (5) that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions, and an identical fee structure as the Prior Advisory Agreement; (6) that SCS does not expect to propose any changes to the investment objective of the Fund or any changes to the Fund’s principal investment strategies as a result of the Transaction and (7) that the Fund will not bear the cost of preparing, printing, assembling mailing and distributing the proxy statement and related proxy materials, and all other costs incurred in connection with the solicitation of proxies.

In approving the entering into of the New Advisory Agreement, the Independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the New Advisory Agreement. The principal areas of review by the Independent Trustees were: (1) the nature, extent and quality of the services to be provided by SCS; (2) the investment performance of the Fund; (3) the costs of the services to be provided and profits to be realized by SCS from SCS’s relationship with the Fund; (4) the financial condition of SCS; (5) the fall out benefits to be derived by SCS and its affiliates from their relationship with the Fund and (6) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s shareholders. The Independent Trustees’ evaluation of the quality of SCS’s services also took into consideration their knowledge gained through presentations and reports from the Fund’s portfolio managers who were previously with Edge Capital and became employees of SCS after or on the Closing Date of the Transaction. The Independent Trustees’ analysis of these factors is set forth below.

Nature, Extent and Quality of Services

The Board evaluated the level and depth of knowledge of SCS, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by SCS, the Board took into account its familiarity with Edge Capital’s senior management, including the portfolio managers of the Fund and the Chief Compliance Officer of Edge Capital, who were expected to become employees of SCS following the closing of the Transaction, through Board meetings, discussions and reports during the preceding year. The Board also took into account SCS’s compliance policies and procedures based on discussion with SCS, Edge Capital’s Chief Compliance Officer and the Trust’s Chief Compliance Officer. The quality of administrative and other services, including SCS’s role in coordinating the activities of the Fund’s other service providers, was also considered. They also considered SCS’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Board discussed the nature and extent of the services provided by SCS including, without limitation, SCS’s provision of a continuous investment program for the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by SCS under the New Advisory Agreement.

Advisory Fees and Expenses and Comparative Accounts

The Board compared the advisory fee and total expense ratio for the Fund with various comparative data. In particular, the Board compared the Fund’s advisory fee and overall expense ratio to the median advisory fees and expense ratios for its custom peer group provided by Broadridge and fees charged to SCS’s other client accounts. In reviewing the comparison of fees and expense ratios between the Fund and comparable funds, the Board also considered the differences in types of funds being compared, the styles of investment management, the size of the Fund relative to the comparable funds, and the nature of the investment strategies. The Board also considered SCS’s commitment to limit the Fund’s expenses under the new expense limitation agreement with SCS until at least January 1, 2026. The Board noted that the 0.99% advisory fee for the Fund was higher than the median for the other funds in its Broadridge custom peer group. The Board further noted that the overall net expense ratio for the Fund of 0.99% was higher than the median for the other funds in the Fund’s custom peer group. The Board took into consideration SCS’s assertion that the Fund’s lower asset levels as compared to its peer funds differentiated the Fund’s fee from those of its peers.

Fund Performance

The Board also considered, among other data, the Fund’s performance results during certain periods ended September 30, 2024 and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted that the Fund had outperformed the peer group, ranking in the first quartile for the one- and three-year periods and the second quartile for the five-year period.

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Economies of Scale

The Board also considered the effect of the Fund’s growth and size on its performance and expenses. The Board noted that SCS intended to limit fees and/or reimbursed expenses for the Fund in order to reduce the Fund’s operating expenses to targeted levels. The Board considered the effective advisory fee under the New Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of the Fund increased. The Board noted that the advisory fee schedule for the Fund currently did not have breakpoints, and considered SCS’s assertion that adding breakpoints was not appropriate at this time. The Board noted that if the Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.

Financial Condition of the Adviser and Adviser Profitability

Additionally, the Board took into consideration the financial condition and profitability of SCS and its affiliates and the direct and indirect benefits to be derived by SCS and its affiliates from the Fund. The information considered by the Board included operating profit margin information for the Fund as well as SCS’s business as a whole. The Board considered SCS’s commitment to contractually limit the Fund’s net operating expenses. The Board reviewed the anticipated profitability of SCS’s relationship with the Fund both before and after-tax expenses. With respect to the Fund, the Board recognized that SCS should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk it assumes as investment adviser. Based upon its review, the Board concluded that SCS’s level of anticipated profitability, if any, from its relationship with the Fund was reasonable and not excessive. The Board also considered whether SCS has the financial wherewithal to continue to provide services to the Fund, noting its ongoing commitment to provide support and resources to the Fund as needed.

Fall-Out Benefits

The Board discussed the direct and indirect benefits derived by SCS from its relationship with the Fund. The Board also noted that SCS derives benefits to its reputation and other benefits from its relationship with the Fund.

Conclusions

In considering the approval of the New Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them. The Board concluded the following: (a) SCS demonstrated that it possesses the capability and resources to perform the duties required of it under the New Advisory Agreement; (b) SCS maintains an appropriate compliance program; (c) the overall performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) the Fund’s advisory fees are reasonable in light of the services received by the Fund from SCS and the other factors considered. Based on their conclusions, the Trustees determined with respect to the Fund that the approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

BASED ON ALL OF THE FOREGOING, THE TRUSTEES UNANIMOUSLY
RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

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ADDITIONAL INFORMATION

Record Date. Only shareholders of record of the Fund at the close of business on March 18, 2025 (the “Record Date”) will be entitled to vote at the Shareholder Meeting and at any adjournment or postponement thereof.

Outstanding Shares. As of the Record Date, there were [●] shares of the Fund outstanding and entitled to vote. All shareholders of the Fund will vote together as a single class.

Required Vote and Voting Information. The approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the lesser of: (1) the holders of 67% or more of the Shares of the Fund present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

The presence or representation by proxy of the holders of a majority of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Shareholder Meeting. However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions will be treated as Shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” the Proposal and effectively result in a vote “AGAINST” the Proposal.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are present at or represented at the Shareholder Meeting by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST the Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Fund’s receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere participation in the Shareholder Meeting will not revoke a proxy, a shareholder participating in the Shareholder Meeting may withdraw his or her proxy by written instrument and vote at the meeting. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the Proposal, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

Method of Proxy Solicitation. Okapi Partners LLC, the Fund’s proxy solicitor, will make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions. Edge Capital and Focus will bear all of the costs associated with this Proxy Statement including the costs of preparing, printing, assembling, distributing and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, soliciting proxies, and any costs related to adjournments, whether or not the Proposal is approved by shareholders. The Fund will not bear any portion of the costs of the Shareholder Meeting or the related proxy solicitation. The estimated costs for the proxy solicitation and related legal costs are approximately $[●], all of which will be paid by Edge Capital and Focus. Proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the New Adviser, its affiliates, or other representatives of the Fund (who will not be paid for their soliciting activities). In addition, one or more of the Trust’s officers, representatives or compensated third-party agents may aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other

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custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Principal Holders of the Fund’s Shares. As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a fund’s outstanding securities and are presumed to control the fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a fund’s outstanding voting securities.

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned
Charles Schwab & Co., Inc./Special Custody A/C FBO Customers 101 Montgomery Street San Francisco, CA 94014	[●]	[●]%

As of the Record Date, the Trustees and Officers, as a group, owned [less than 1%] of the outstanding Shares of the Fund.

Prior Investment Adviser. Edge Capital Group, LLC, located at 3333 Riverwood Parkway, Suite 350, Atlanta, Georgia 30339, served as the Fund’s investment advisor under the Prior Advisory Agreement until the closing of the Transaction. No Trustee, since the beginning of the last fiscal year, has entered into any purchase or sale transaction of the outstanding securities of any class of securities of Edge Capital or any other person directly or indirectly controlling, controlled by, or under common control with Edge Capital. As discussed above, as a result of the Transaction, Edge Capital’s assets and liabilities were acquired and assumed by SCS upon the closing of the Transaction.

Administrator, Other Services, and Principal Underwriter. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, provides administrative services, accounting, and transfer agent and shareholder services to the Fund. Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. It is expected that these services will continue to be provided after the New Advisory Agreement is approved.

Affiliated Brokers. There were no brokerage commissions paid by the Fund to any affiliated brokers for the fiscal year ending August 31, 2024.

Annual and Semi-Annual Reports. Copies of the Fund’s most recent annual and semi-annual shareholder reports, including financial statements, have previously been made available to shareholders. The Trust will furnish to any shareholder upon request, without charge, a copy of any of the Fund’s most shareholder reports or filings. These documents may be obtained by writing to the Blue Current Global Dividend Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling toll-free: 1-800-514-3583.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one proxy card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by writing to Blue Current Global Dividend Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or calling toll-free at: 1-800-514-3583.

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Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at Blue Current Global Dividend Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Other Matters. No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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EXHIBIT A
FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the "Agreement") is made and entered into effective as of [ ], 2025, by and between Ultimus Managers Trust, an Ohio business trust (the "Trust'') on behalf of each series of the Trust set forth on Schedule A attached hereto (individually the "Fund'' and collectively the "Funds"), a series of shares of the Trust, and SCS Capital Management LLC, a Delaware limited liability company (the "Adviser").

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest, each corresponding to a distinct portfolio, including, the Fund; and

WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of the Fund, and to have that investment adviser provide or perform for the Fund various research, statistical and investment services; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"), and engages in the business of asset management and is willing to furnish such services to the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1.              Employment of the Adviser. The Trust hereby employs the Adviser to invest and reinvest the assets of the Fund in the manner set forth in Section 2 of this Agreement subject to the direction of the Board of Trustees of the Trust ("Trustees") and the officers of the Trust, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2.	Obligations of Investment Adviser.

(a)           Services. The Adviser agrees to perform the following services (the "Services") for the Trust:

(1)             manage the investment and reinvestment of the assets of the Fund;

(2)             continuously review, supervise, and administer the investment program of the Fund;

(3)             determine, in its discretion, the securities to be purchased, retained or sold (and

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implement those decisions) with respect to the Fund;

(4)             provide the Trust and the Fund with records concerning the Adviser's activities under this Agreement which the Trust and the Fund are required to maintain;

(5)             render regular reports to the Trust's Trustees and officers concerning the Adviser's discharge of the foregoing responsibilities; and

(6)             perform such other services as agreed by the Adviser and the Trust from time to time.

The Adviser shall discharge the foregoing responsibilities subject to the supervision of the Trustees and officers of the Trust and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus") and statement of additional information ("Statement of Additional Information"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time.

(b)           Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the Trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c)            Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Adviser shall surrender to the Trust and the Fund such of the books and records so requested.

3.              Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Adviser will promptly communicate to the Trustees and the officers of the Trust such information relating to portfolio transactions as they may reasonably request.

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4.              Compensation of the Adviser. As compensation for the services that the Adviser is to provide or cause to be provided pursuant to Section 2, the Fund shall pay to the Adviser an annual fee, computed and accrued daily and paid in arrears monthly, at the rate set forth on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. If the Adviser shall so request in writing, with the approval of the Trustees, some or all of such fee shall be paid directly to a sub-adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

5.              Status of Investment Adviser. The services of the Adviser to the Trust and the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its Services to the Trust and the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6.              Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as Trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

7.              Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the 1940 Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust's Declaration of Trust, a copy of which is on file with the Secretary of the State of Ohio. Notice is hereby given that this instrument is executed on behalf of the Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust (or if the matter relates only to a particular Fund, that Fund), and the Adviser shall look only to the assets of the Trust, or the particular Fund, for the satisfaction of such obligations or any liability arising in connection therewith, and no other series of the Trust shall incur any liability or obligation in connection therewith.

8.              Term. This Agreement shall remain in effect for an initial term of one year from the date

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hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)	the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)	the Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder);

(c)	the Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

(d)	the terms of Section 7 of this Agreement shall survive the termination of this Agreement.

9.              Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

10.           Applicable Law. This Agreement shall be construed in accordance with. and governed by, the substantive laws of the State of Ohio without regard to the principles of the conflict of laws or the choice of laws.

11.           Representations and Warranties.

(a)	Representations and Warranties of the Adviser.

1)	General. The Adviser hereby represents and warrants to the Trust as follows: (i) the Adviser is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

2)	Section 15(f). With respect to Section 15(f) of the 1940 Act, the Adviser covenants as follows: (i) for a period of three years after the effective date of this Agreement, none of the Adviser or its parent, Focus Financial Partners, LLC ("Focus"), shall, to the extent within their reasonable control, cause and the Adviser shall, to the extent within its reasonable control, use commercially reasonable efforts to prevent, any known "interested person" of the Adviser, as such term is defined in the 1940 Act, to become a trustee of the Trust or any Fund unless, taking into account such interested person, at least 75 percent of
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the Trustees are not interested persons of the Trust or any Fund, and (ii) for a period of two years following the effective date of this Agreement, none of the Adviser or Focus shall, to the extent within its reasonable control, cause, and the Adviser shall, to the extent within its reasonable control, use commercially reasonable efforts to prevent, it or Focus from engaging in or causing, any act, practice, or arrangement that imposes an ''unfair burden" on the Fund within the meaning of Section 15(t) of the 1940 Act; provided, however, that if the Trust or Adviser shall have obtained an order from the SEC exempting it from the provisions of Section 15(f), then this covenant shall be deemed to be modified to the extent necessary to permit the applicable Party to act in a manner consistent with such exemptive order.

(b)           Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a business trust under the laws of the State of Ohio and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the SEC under the 1940 Act; (iii) shares of the Fund are registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

12.           Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund or Funds named herein individually and not jointly. Notwithstanding anything to the contrary in this Agreement, (a) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

13.           Compliance Procedures. The Adviser will, in accordance with Rule 206(4)-7 of the Advisers Act, adopt and implement written policies and procedures reasonably designed to prevent violations of the Advisers Act and will provide the Trust with copies of such written policies and procedures upon request.

14.           Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

15.           Notice. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Ultimus Managers Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attention: Senior Vice President, Associate General Counsel of Legal Administration, or to such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to SCS Capital Management LLC at 888 Boylston Street, Suite 1010, Boston, Massachusetts 02199, Attention: Colin Campbell, or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be deemed received when delivered in person or within four days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested or upon receipt of proof of delivery when sent by

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overnight mail or overnight courier, addressed as stated above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

ULTIMUS MANAGERS TRUST, on	SCS CAPITAL MANAGEMENT LLC
behalf of the Fund listed on Schedule A

By: _______________	By: ____________________
Name: Todd E. Heim	Name: Colin Campbell
Title: President	Title: Chief Financial Officer

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SCHEDULE A

to

INVESTMENT ADVISORY AGREEMENT

between

ULTIMUS MANAGERS TRUST

and

SCS CAPITAL MANAGEMENT LLC

Name of Fund	Fee*
Blue Current Global Dividend Fund	0.99%

* As a percent of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

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EXHIBIT B

FORM OF NEW EXPENSE LIMITATION AGREEMENT

EXPENSE LIMITATION AGREEMENT

FOR

ULTIMUS MANAGERS TRUST

THIS EXPENSE LIMITATION AGREEMENT (the “Agreement”), dated as of [ ], 2025, is made and entered into by and between the ULTIMUS MANAGERS TRUST, an Ohio business trust (the “Trust”), on behalf of each series of the Trust set forth on Schedule A attached hereto (each a “Fund”), and SCS Capital Management LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has been appointed the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”); and

WHEREAS, the Trust and the Adviser previously entered into that certain Interim Expense Limitation Agreement, dated February 1, 2025 (the “Previous ELA”), under which the Adviser agreed to limit the expenses of the Fund in order to maintain the Fund’s expense ratio within a certain operating limit; and

WHEREAS, the Previous ELA terminated upon the termination of that certain Interim Investment Advisory Agreement, dated February 1, 2025 as a result of shareholder approval and effectiveness of the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to continue to limit the expenses of the Fund in order to maintain the Fund’s expense ratio within a certain operating limit; and

WHEREAS, the Fund may, from time to time, invest in affiliated or unaffiliated money market funds or other investment companies such as exchange-traded funds, such underlying investments (collectively referred to herein as “Acquired Fund”).

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1.       The Adviser agrees, subject to Section 2 hereof, to reduce the fees payable to it under the Advisory Agreement (but not below zero) and/or reimburse other expenses of each Fund, through the applicable termination date set forth on Schedule A, to the extent necessary to limit the total operating expenses of each class of shares of the Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business), to the amount of the “Maximum Operating Expense Limit” applicable to each Fund and each class of shares thereof as set forth on the attached Schedule A.

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2.       The applicable Fund agrees to pay to the Adviser the amount of fees (including any amounts foregone through limitation or reimbursed pursuant to Section 1 hereof and Section 1 of the Previous ELA) that, but for Section 1 hereof or Section 1 of the Previous ELA, would have been payable by the applicable Fund to the Adviser pursuant to the Advisory Agreement or the previous investment advisory agreements between the Trust, on behalf of the Fund, and the Advisor or which have been reimbursed in accordance with Section 1 hereof or Section 1 of the Previous ELA (the “Deferred Fees”), subject to the limitations provided in this Section 2. Such repayment shall be made monthly, but only if the operating expenses of the applicable Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the applicable Fund) that is equal to or less than the “Maximum Operating Expense Limit” of the respective class of shares of the applicable Fund, as set forth on Schedule A. Furthermore, the amount of Deferred Fees paid by the applicable Fund in any month shall be limited so that the sum of (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business) do not exceed (x) the “Maximum Operating Expense Limit” for the respective class of shares of the applicable Fund then in effect and (y) the Maximum Operating Expense Limit for the respective class of shares of the applicable Fund in effect at the time the expenses to be repaid were incurred. It being understood and agreed for purposes of (y) above, that with respect to Deferred Fees incurred under the Previous ELA, the Maximum Operating Expense Limit shall have the meaning assigned to such term under the Previous ELA.

Deferred Fees with respect to any fiscal year of a Fund shall not be payable by the applicable Fund to the extent that the amounts payable by the Fund pursuant to the preceding paragraph during the period ending three years after the end of such fiscal year are not sufficient to pay such Deferred Fees. Notwithstanding anything to the contrary in this Agreement, in no event will one Fund be obligated to pay any Deferred Fees with respect to any other series of the Trust.

3.       This Agreement with respect to each Fund shall continue in effect until the applicable termination date set forth on Schedule A and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (“Non-Interested Trustees”). Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon written notice at least ninety (90) days prior to the end of the then-current term of the Agreement to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund. Any termination pursuant to this Section 3 shall become effective, unless otherwise specifically agreed upon, on the last day of the then-current term of the Agreement. This Agreement will terminate automatically as to a Fund if the Advisory Agreement

B- 2

to that Fund is terminated. Upon the termination of this Agreement for any reason, the Adviser acknowledges and agrees that (i) it remains liable for all fee reductions and reimbursement obligations pursuant to Section 1 hereof that accrued prior to the termination of this Agreement and (ii) the obligations under Section 2 hereof shall cease and terminate as to each of the Funds if the entire Agreement is terminated, and if the entire Agreement is not terminated, as to each Fund with respect to which the Agreement is terminated.

4.       The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

5.        This Agreement may be modified only at the request of either party and with the approval of the Board of Trustees (the “Board”).

Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust’s Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of its responsibility for and control of the conduct of the affairs of the Trust or the Fund.

Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement for the applicable Fund or the 1940 Act.

Notice is hereby given that this Agreement is executed by the Trust on behalf of each Fund by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the applicable Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ULTIMUS MANAGERS TRUST	SCS CAPITAL MANAGEMENT LLC
By: __________________________	By: __________________________

Name: Todd E. Heim	Name: Colin Campbell
Title: President	Title: Chief Financial Officer

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SCHEDULE A

to

EXPENSE LIMITATION AGREEMENT

Dated [ ], 2025

for

ULTIMUS MANAGERS TRUST

Fund Name	Class	Maximum Operating Expense Limit*	Termination Date
Blue Current Global Dividend Fund	Institutional	0.99%	January 1, 202[6]

* Expressed as a percentage of a Fund’s average daily net assets. This amount is exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business.

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EXHIBIT C

FORM OF PROXY CARD

PROXY	PROXY

Ultimus Managers Trust

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 15, 2025

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

Blue Current Global Dividend Fund

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints Karen Jacoppo-Wood and Natalie S. Anderson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 15, 2025 at 11:00 a.m., Eastern Time, at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

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THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: (888) 785-6617 to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

OR

2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/BlueCurrent2025 and follow the simple on-screen instructions.

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on

May 15, 2025

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL

INSTRUCTIONS: TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS SHOWN HERE:

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and SCS Capital Management LLC (“SCS” or the “New Adviser”).	☐	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2025

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/BLUECURRENT

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